2Q 2012 Earnings Presentation
August 6, 2012
Exhibit 99.2

UIL HOLDINGS CORPORATION

Certain statements contained herein, regarding matters that are not historical facts, are forward-looking statements (as defined in the Private Securities Litigation Reform Act of 1995). These include statements regarding management's intentions, plans, beliefs, expectations or forecasts for the future. Such forward-looking statements are based on UIL Holdings' expectations and involve risks and uncertainties; consequently, actual results may differ materially from those expressed or implied in the statements. Such risks and uncertainties include, but are not limited to, general economic conditions, legislative and regulatory changes, changes in demand for electricity, gas and other products and services, unanticipated weather conditions, changes in accounting principles, policies or guidelines, and other economic, competitive, governmental, and technological factors affecting the operations, markets, products and services of UIL Holdings' subsidiaries, The United Illuminating Company, The Southern Connecticut Gas Company, Connecticut Natural Gas Corporation and The Berkshire Gas Company. The foregoing and other factors are discussed and should be reviewed in UIL Holdings' most recent Annual Report on Form 10-K and other subsequent periodic filings with the Securities and Exchange Commission. Forward-looking statements included herein speak only as of the date hereof and UIL Holdings undertakes no obligation to revise or update such statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events or circumstances.

Note to Investors
James Torgerson
President and Chief Executive Officer
Richard Nicholas
Executive Vice President and Chief Financial Officer

2012 Earnings Highlights
❑ 2Q & YTD ‘12 earnings below 2011 levels mainly due to weather
 ▪ 2Q ‘12 consolidated earnings of $12.0M or $0.23 per diluted earnings per share, compared to 2Q ‘11 earnings of $14.2M or $0.28 per diluted share - a decrease of $2.2M or 15%
 ▪ YTD ‘12 consolidated earnings of $59.0M or $1.16 per diluted share, compared to YTD ‘11 earnings of
 $66.2M or $1.30 per diluted share - a decrease of $7.2M or 12%
 ▫ Lower gas sales volumes, primarily driven by record warm temperatures that continued into April and reduced per customer usage
❑ Pre-tax earnings from equity investment in GenConn increased $1.3M in 2Q ’12, and $3.7M
 YTD ’12, compared to same periods in ‘11
 ▪ Middletown plant became fully operational in June ’11
❑ Continued progress on gas conversion growth initiative - on target to meet ‘12 goal
 ▪ Converted 46% more customers YTD ’12, compared to YTD ’11
 ▪ Mild winter weather allowed jump start on gas construction projects
❑ Affirming 2012 earnings guidance of $2.00-$2.15 per share
 ▪ Mitigated some of the YTD weather impact by maintaining focus on short-term O&M cost controls
❑ Regulated businesses are expected to earn at or near the allowed returns on a weather normalized aggregate basis

UIL HOLDINGS CORPORATION

Gas Conversions by Month 2011, 2012
Number of Customers
1,800
1,600
1,400
1,200
1,000
800
600
400
Jan
Feb
Mar
Apr
May
June
July
Aug
Sept
Oct
Nov
Dec
Month
2011
2012 Actual
2012 Projected

Cumulative Gas Conversions 2011, 2012
Number of Customers
10,400
9,400
8,400
7,400
6,400
5,400
4,400
3,400
2,400
1,400
400
Jan
Feb
Mar
Apr
May
June
July
Aug
Sept
Oct
Nov
Dec
Month
2011
2012 Actual
2012 Projected

Gas Conversions
❑ Converted 4,673 customers as of the end of June ’12 - 46% increase over the same period in ‘11
❑ 2011-2013 target is to convert 30,000-35,000 gas heating customers
 ▪ 2012 goal is to convert approximately 10,200 customers
 ▪ Converted approximately 8,300 customers in 2011
❑ Conversion targets for 2014 and beyond to be announced in the 4Q ‘12

As of June ‘12, 46% ahead of 2011 customer conversions pace

Gas Conversions - cont.
❑ Consumer interest in converting remains strong
 ▪ Financing options have been expanded to assist customers with up-front conversion costs
 ▪ Natural gas supply prices are low and projected to remain low for the foreseeable future
 ▪ Delivered natural gas price for heating customers is approximately half the cost of heating oil on an equivalent basis
❑ Each new residential customer is anticipated to generate approximately $280-
 $315 of distribution net operating income annually
❑ CT DEEP Comprehensive Energy Strategy expected in 3Q ‘12
 ▪ Expect energy policy support for natural gas expansion

State Regulatory Update
❑ Investigation of Public Service Companies’ response to
 2011 Storms (DN 11-09-09)
❑ Final decision issued 8/1/12 containing reporting
 requirements
 ▪ UI - various recommendations, improving mutual
 assistance and release of customer information in
 emergency situations
 ▪ SCG & CNG - fueling plan and lessons learned
❑ Multiple dockets opened in relation to storm
 response/preparedness, including:
 ▪ Establishment of Industry Performance Standards for
 Electric and Gas Companies (DN 12-06-09)
Utility Company Storm Response
Renewable Energy
❑ On 1/18/12, UI filed proposal with PURA outlining
 framework for approval of UI’s renewable connections
 program under which UI would develop up to 10MW
 of renewable generation for recovery on a cost of
 service basis
❑ Final decision issued 7/18/12, approved one solar &
 one fuel cell facility in Bridgeport and one fuel cell
 facility in New Haven
 ▪ Allowed ROE is the same as electric distribution ROE,
 currently 8.75%
UI Electric Decoupling
❑ $4.3M owed by customers for the 2011-2012 rate year
❑ PURA decision expected in the third quarter 2012
UI Electric Distribution Rate Case
❑ Evaluating timing of distribution rate case to reflect
 significant investments in distribution infrastructure
❑ On 5/9/12, the Connecticut General Assembly
 confirmed Arthur House (D) and Jack Betkoski (D) as
 directors of PURA
❑ Arthur House serves as chairman and Betkoski  serves
 as vice chairman
❑ On 7/12/12, the Governor announced the interim
 appointment of Michael Caron (R) as the third director
 of PURA
Public Utilities Regulatory Authority

GenConn
❑ On 7/27/12, GenConn filed a rate case request seeking
 approval of 2013 revenue requirements of $73.5M
❑ Final decision expected by the end of 2012

Service Territory Economic Update

❑ Seasonally adjusted unemployment rates as of June 2012(1)
 ▪ CT - 8.1%
 ▪ MA - 6.0%
 ▪ National - 8.2%
❑ Unemployment rates in the largest service areas and cities as of June 2012(2)
 ▪ Bridgeport labor market areas (LMAs) 7.8%, (City of Bridgeport 12.6%)
 ▪ New Haven LMAs 8.8%, (City of New Haven 12.3%)
 ▪ Hartford LMAs 8.5%, (City of Hartford 15.5%)
(1) U.S. Bureau of Labor Statistics
(2) CT Department of Labor

1Q ‘12 Earnings
FERC-Related Development
Challenge to Regional Transmission Base ROE:
❑ “206” complaint filed at FERC by multiple state governmental entities in September 2011
 ▪ Claim that New England Transmission Owners’ base ROE is too high
 ▫ States current 11.14% base ROE is not just and reasonable and seeks a reduction of the base ROE to
 9.20%
❑ On May 3, 2012, FERC issued an order setting the matter for hearing and establishing settlement procedures
 ▪ The parties have been unable to reach a settlement
 ▪ Settlement proceedings have terminated, and a hearing judge has been assigned
 ▪ A FERC order is expected to be issued in 2013
 ▪ In the event there is a reduction to the ROE, the order established a refund effective date of October 1,
 2011
Note:
A 25 basis point change in the weighted-average ROE for UI’s transmission business would impact net income by approximately $0.6M annually

UIL HOLDINGS CORPORATION

$16
$14
$12
$10
$8
$6
$4
$2
$0
($2)
($4)
($6)
$10.9
$11.1
$7.8
$7.9
($3.2)
($1.5)
($3.5)
($3.3)
$12.0
$14.2
Electric distribution, CTA, GenConn & other
Electric transmission
Gas distribution
Corporate
Total Net Income
2012
2011

$70
$60
$50
$40
$30
$20
$10
$0
($10)
($20)
$25.1
$21.8
$15.2
$15.6
$25.2
$35.9
($6.5)
($7.1)
$59.0
$66.2
Electric distribution, CTA, GenConn & other
Electric transmission
Gas distribution
Corporate
Total Net Income

2Q & YTD 2012 Financial Results by Business
Net Income ($M)

2Q ‘12 vs. 2Q ‘11
YTD ‘12 vs. YTD ‘11

2Q & YTD 2012 Financial Results - Details

Electric distribution, CTA, GenConn & Other

❑ Slight decline in net income for the 2Q ‘12; 15% increase YTD compared to YTD ‘11

 ▪ Decrease in allowance for funds used during construction in 2Q ‘12 , partially offset by increased income from
 GenConn
 ▪ GenConn contributed pre-tax earnings of $3.9M and $8.4M for 2Q ‘12 and first six months ‘12, respectively
 ▪ Recorded after-tax earnings sharing of $1.2M in 2Q ’12, compared to no sharing recorded in 2Q ’11; YTD ‘12 after-tax earnings sharing of $2.1M recorded compared to $0.7M YTD ‘11

❑ Average D & CTA ROE as of 6/30/12: 8.43%

Electric transmission
❑ Decreased net income in the quarter and first six months, primarily due to a decrease in AFUDC, partially offset by an increase in rate base

❑ Weighted-average T ROE as of 6/30/12: 12.2%-12.4%

Gas distribution
❑ Lower sales volumes primarily due to the impact of warmer weather and reduced customer usage, compared to the same periods in 2011

 ▪ 2Q ‘12 retail sales were 10 million mcf, a decrease of 1.7 million mcf compared to 2Q ’11; YTD ‘12 retail sales were
 39.1 million mcf, a decrease of 7.4 million mcf compared to YTD ‘11

 ▪ $4.1M decrease in pre-tax gross margin in 2Q ‘12 compared to 2Q ’11; $18.1M decrease in pre-tax gross margin
 YTD ‘12 compared to YTD ’11

 ▫ YTD partially offset by $3.5M of weather insurance
❑ 2Q ‘12 heating degree days were 23.7% below normal and 13.7% below 2Q ’11; YTD heating degree days were 20.7% below normal and 21.0% below YTD ‘11

❑ Preliminary avg. ROEs as of 6/30/12: SCG 4.38%-4.58%, CNG 5.29%-5.49%

❑ Preliminary avg. weather normalized ROEs as of 6/30/12: SCG  6.38%-6.58%, CNG 7.37%-7.57%

Corporate

❑ The reduction of costs for the first six months was primarily attributable to decreased interest expense resulting from lower short-term borrowings

UIL HOLDINGS CORPORATION

$120
$100
$80
$60
$40
$20
$0
$7
$104
*
$42
$7
2012
2013
2014
UI Pollution Control Bonds
SCG, CNG & Berkshire

**Completed 2/1/12*

$ Millions	6/30/2012
Cash	$12
Existing credit facilities	$400
Borrowings under credit facility	$95
Outstanding letters of credit	$4
Available Liquidity	$314

Debt Maturities, Liquidity & Credit Ratings

Issuer	S&P	Moody’s
UIL Holdings	BBB (Stable)	Baa3 (Stable)
United Illuminating	BBB (Stable)	Baa2 (Stable)
SCG	BBB (Stable)	Baa2 (Stable)
CNG	BBB (Stable)	Baa1 (Stable)
Berkshire	BBB (Stable)	Baa2 (Stable)
 Evaluating the impact of PURA’s decision
 concerning Renewable Generation Resources,
 current business plans and market conditions
 to determine potential timing and need for
 external equity
Available Liquidity
Debt Maturities ($M)
Credit Ratings
Amounts may not add due to rounding.

UIL HOLDINGS CORPORATION

Category	Approximate Net Income[2]	EPS - diluted[3]
Electric distribution, CTA & other	$46 - $51	$0.90 - $1.00
Electric transmission	$28 - $33	$0.55 - $0.65
Total Electric[1]	**$76 - $84**	**$1.50 - $1.65**
Gas distribution	$36 - $41	$0.70 - $0.80
UIL Corporate	($14) - ($13)	($0.27) - ($0.25)
Total UIL[1]	**$102 - $109**	**$2.00 - $2.15**

[1] Expectations are not expected to be additive
[2] Rounded to the nearest million
[3] Assumes approximately 51.1 million average shares outstanding

Affirming 2012 Earnings Guidance

❑ ‘12 goal of converting 10,200 customers to natural gas heat
❑ Execution of capital expenditure plan at each of our regulated businesses
❑ Focused short-term O&M cost controls at each of our regulated businesses
❑ Gas distribution guidance factors in warmer than normal weather YTD ‘12 and assumes normal weather through the rest of ‘12

Q&A